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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):         July 7, 2004

                             The CattleSale Company
                -------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                  001-07636                 74-1605174
      -----------------         ----------------------     --------------------
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.

9901 IH-10 West, Suite 800, San Antonio, Texas                    78230-2292
---------------------------------------------                     ----------
Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code: 210-558-2898

Item 5.  Other Events

     The CattleSale Company (the "Buyer") has completed its acquisition of CowTek, Inc (the "Seller"). A copy of the press release announcing the acquisition is attached as exhibit 99.1

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

99.1  Press Release dated July 7, 2004

Exhibit 99.1
                              FOR IMMEDIATE RELEASE


        THE CATTLESALE COMPANY COMPLETES ITS ACQUISITION OF COWTEK INC.

     San Antonio, Texas, July 7, 2004...The CattleSale Company (BB OTC "CTLE") announced today that it has completed its acquisition of CowTek, Inc. CowTek Inc., headquartered in Brule, Nebraska, www.cowtek.com, is the industry leader in ISO Memory tag technology with a cutting edge proprietary distributive database management system for the identification and traceability of individual cattle records. This high tech production system has been designed to modernize and improve the livestock industry with affordable production tools, which allow each animal to carry its' own data in an ISO Memory Tag creating a unique distributed database. The production tools, consisting of production management software, utilizes industry ISO read/write hardware technology to communicate data to and from each animal wearing the ISO Memory Tag (data chip) forming the distributed database, which is less controversial and easier to use than what is currently available in the market place. With the appropriate pass code, the data chip can be accessed and managed allowing the producers to keep control of this valuable data and build value into the sale of the animal(s) to each segment of the livestock industry. This new platform also allows the livestock industry to meet new consumer and export guidelines along with government mandates. The fact that the animal' information remains on the data chip and can be updated by each owner is significantly different from other industry ID systems on the market that rely on read only ID tags with a centralized database system separate from the animal. The application of this unique traceability system can extend beyond the live production chain of the cattle industry all the way to the end consumer.

     The acquisition was structured around the issuance of 300,000 shares of CattleSale Company $10 Convertible Preferred Stock B and 4,000,000 stock options on CattleSale common stock exercisable between $.25 and $.75 for a combined exercise price of $2,120,000.

                                    Contact:
                                David Geiman, CEO
                             The CattleSale Company
                            San Antonio, Texas 78230
                                 (210) 558 2898

     This press release contains forward-looking statements about the business, financial condition and prospects of the Company. The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties, including without limitation, the risks associated with entering into a new line of business, changes in product demand, the reliability of the internet, changes in competition, economic conditions, new product development, changes in tax and other governmental rules and regulations applicable to the Company, and other risks indicated in the Company's filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, and in many cases, the Company cannot predict the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this press release the words "believes," "estimates," "plans," "expects," and "anticipates" and similar expressions as they relate to the Company or its management are intended to identify forward-looking statements.